UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2004

                       SECURED DIGITAL APPLICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-25658                   84-1357927
(State or Other Jurisdiction       (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                  Suite 11.02 Menara Merais, No. 1, Jalan 19/3
                     46300 Petaling Jaya, Selangor, Malaysia
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code: 011 (603) 7956 7026

                        Digital Broadband Networks, Inc.
          (Former name or former address, if changed since last report)


Item 5.  Other Events and Regulation FD Disclosure.

On February 2, 2004, Digital Broadband Networks, Inc. announced a name change to Secured Digital Applications, Inc. and certain other information. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein. The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business and other matters contained in the press release are "forward-looking" rather than "historic."


Item 7.  Exhibits

              (c)    Exhibits

                      99.1   Press release dated February 2, 2004

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SECURED DIGITAL APPLICATIONS, INC.
                                                     (Registrant)




Date: February 2, 2004              By:   /s/ Patrick Soon-Hock Lim
                                       ----------------------------------
                                         Patrick Soon-Hock Lim
                                         Chairman and Chief Executive Officer



                                  EXHIBIT INDEX


The following exhibits are filed as part of this report:


Exhibit No.              Description

99.1                     Press release dated February 2, 2004